Exhibit 10.52

AMENDMENT NO. 2

TO

PRINCIPAL INVESTOR AGREEMENT

This Amendment No. 2 (the “Amendment”) to the Principal Investor Agreement dated as of August 10, 2005 among SunGard Capital Corp., a Delaware corporation (together with its successors and permitted assigns, the “Company”), certain of its subsidiaries and the Principal Investors named therein (the “Agreement”) is made as of January 31, 2008, by and among:

(i) the Company; and

(ii) each Principal Investor executing this Amendment.

Amendment to Agreement

The parties hereto hereby agree as follows:

1. Amendment.

(a) Each of Sections 2.3.1, 2.3.2, 2.3.3 and 2.3.4 of the Agreement is hereby amended and restated as follows: the amount of “$10,000,000” shall be deleted and replaced with “$25,000,000.”

(b) Section 2.8 of the Agreement is hereby amended and restated in its entirety as follows:

“Operating Committee. The Principal Investor Groups will create an operating committee (the “Operating Committee”) to work with management of the Company and provide advice to the Board, when requested to do so, with respect to any matter, including acquisitions, dispositions, financings and operating performance. Each Principal Investor Group shall be permitted to designate one representative (who shall not be a director of the Company) to participate on the Operating Committee, and shall be permitted to remove and replace such designee from time to time, provided that a Principal Investor Group’s designee shall be automatically removed (and not replaced) at such time as such Principal Investor Group ceases to be a Principal Investor Group in accordance with the definition thereof. The Company shall present, and shall cause each of its direct and indirect subsidiaries to present to the Operating Committee for its review, any transaction of a sort otherwise described in any of Section 2.3.1 through 2.3.4 but which has a transaction value of more than $10,000,000 but not more than $25,000,000 prior to entering into, or committing to enter into, such transaction.”

2. Limited Amendment. Except as specifically amended by the Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute one and the same agreement.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

5. Definitions. Capitalized terms used but not defined herein are used herein with the definitions contained in the Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment No. 2 (or caused this Amendment No. 2 to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE COMPANY:	SUNGARD CAPITAL CORP.

	Name:	Michael J. Ruane
	Title:	Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment No. 2 (or caused this Amendment No. 2 to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

BAIN CAPITAL INTEGRAL INVESTORS, LLC

By:	Bain Capital Investors, LLC, its administrative member

By:	*
Name:	John Connaughton
Title:	Managing Director

BCIP TCV, LLC

By:	Bain Capital Investors, LLC, its administrative member

By:	*
Name:	John Connaughton
Title:	Managing Director

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

John Connaughton

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment No. 2 (or caused this Amendment No. 2 to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

BLACKSTONE CAPITAL PARTNERS IV L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	*
Name:	Chinh E. Chu
Title:	Authorized Person

BLACKSTONE CAPITAL PARTNERS IV-A L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	*
Name:	Chinh E. Chu
Title:	Authorized Person

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV-A L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	*
Name:	Chinh E. Chu
Title:	Authorized Person

BLACKSTONE PARTICIPATION PARTNERSHIP IV L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	*
Name:	Chinh E. Chu
Title:	Authorized Person

BLACKSTONE GT COMMUNICATIONS PARTNERS L.P.

By:	Blackstone Communications Management Associates I L.L.C., its General Partner

By:	*
Name:	Chinh E. Chu
Title:	Authorized Person

BLACKSTONE FAMILY COMMUNICATIONS PARTNERSHIP L.P.

By:	Blackstone Communications Management Associates I L.L.C., its General Partner

By:	*
Name:	Chinh E. Chu
Title:	Authorized Person

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

Chinh E. Chu

[Amendment No. 2 Signature Page]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment No. 2 (or caused this Amendment No. 2 to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

GS CAPITAL PARTNERS 2000, L.P.		GS CAPITAL PARTNERS V FUND, L.P.

By:	GS Advisors 2000, L.L.C.,	By:	GSCP V Advisors, L.L.C.
	its General Partner		its General Partner

By:	*	By:	*
Name:	Sanjeev Mehra	Name:	Sanjeev Mehra
Title:	Vice President	Title:	Managing Director

GS CAPITAL PARTNERS 2000 EMPLOYEE FUND, L.P.		GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.

By:	GS Employee Funds 2000 GP, L.L.C.	By:	GSCP V Offshore Advisors, L.L.C.
	its General Partner		its General Partner

By:	*	By:	*
Name:	Sanjeev Mehra	Name:	Sanjeev Mehra
Title:	Vice President	Title:	Managing Director

GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.		GS CAPITAL PARTNERS V GMBH & CO. KG

By:	GS Advisors 2000, L.L.C.	By:	GS Advisors V L.L.C.
	its General Partner		its Managing Limited Partner

By:	*	By:	*
Name:	Sanjeev Mehra	Name:	Sanjeev Mehra
Title:	Vice President	Title:	Managing Director

GOLDMAN SACHS DIRECT INVESTMENT FUND 2000, L.P.		GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.

By:	GS Employee Funds 2000 GP, L.L.C.	By:	GS Advisors V, L.L.C.
	its General Partner		its General Partner

By:	*	By:	*
Name:	Sanjeev Mehra	Name:	Sanjeev Mehra
Title:	Vice President	Title:	Managing Director

GS PARTNERS 2000 GMBH & CO. BETEILIGUNGS KG

By:	Goldman, Sachs Management GP GmbH
its General Partner

By:	*
Name:	Sanjeev Mehra
Title:	Attorney-in-Fact

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

Sanjeev Mehra

[Amendment No. 2 Signature Page]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment No. 2 (or caused this Amendment No. 2 to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

KKR MILLENNIUM FUND L.P.

By:	KKR Associates Millennium L.P., its general partner
By:	KKR Millennium GP LLC, its general partner

By:	*
Name:	James H. Greene, Jr.
Title:	Member

KKR PARTNERS III, L.P.

By:	KKR GP III LLC, its general partner

By:	*
Name:	James H. Greene, Jr.
Title:	Member

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

James H. Greene, Jr.

[Amendment No. 2 Signature Page]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment No. 2 (or caused this Amendment No. 2 to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

PROVIDENCE EQUITY PARTNERS V LP

By:	Providence Equity GP V LP, its general partner
By:	Providence Equity Partners V L.L.C., its general partner

By:	*
Name:	Julie G. Richardson
Title:	Managing Director

PROVIDENCE EQUITY PARTNERS V-A LP

By:	Providence Equity GP V LP, its general partner
By:	Providence Equity Partners V L.L.C., its general partner

By:	*
Name:	Julie G. Richardson
Title:	Managing Director

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

Julie G. Richardson

[Amendment No. 2 Signature Page]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment No. 2 (or caused this Amendment No. 2 to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

SILVER LAKE PARTNERS II, L.P.

By:	Silver Lake Technology Associates II, L.L.C., its general partner

By:	*
Name:	Glenn H. Hutchins
Title:	Managing Director

SILVER LAKE TECHNOLOGY INVESTORS II, L.P.

By:	Silver Lake Technology Associates II, L.L.C., its general partner

By:	*
Name:	Glenn H. Hutchins
Title:	Managing Director

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

Glenn H. Hutchins

[Amendment No. 2 Signature Page]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment No. 2 (or caused this Amendment No. 2 to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

TPG PARTNERS IV, L.P.

By:	TPG GenPar IV, L.P., its general partner
By:	TPG Advisors IV, Inc., its general partner

By:	*
Name:	Clive Bode
Title:	Vice President

T³ PARTNERS II, L.P.

By:	T³ GenPar II, L.P., its general partner
By:	T³ Advisors II, Inc., its general partner

By:	*
Name:	Clive Bode
Title:	Vice President

T³ PARALLEL II, L.P.

By:	T³ GenPar II, L.P., its general partner
By:	T³ Advisors II, Inc., its general partner

By:	*
Name:	Clive Bode
Title:	Vice President

TPG SOLAR III LLC

By:	TPG Partners III, L.P., its managing member
By:	TPG GenPar III, L.P., its general partner
By:	TPG Advisors III, Inc., its general partner

By:	*
Name:	Clive Bode
Title:	Vice President

TPG SOLAR CO-INVEST LLC

By:	TPG GenPar IV, L.P., its managing member
By:	TPG Advisors IV, Inc., its general partner

By:	*
Name:	Clive Bode
Title:	Vice President

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

Clive Bode

[Amendment No. 2 Signature Page]